Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24C

FORTY-NINTH AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Forty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term, but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.	Subsection E, “Archival for Reports (Note 1),” of Section B, “Ancillary Services for Video and HSD (as applicable),” under “CSG Services, I. “Processing,” in “Schedule F and corresponding Note 1 are deleted in their entirety as well as any references to “Archival for Reports” otherwise in the Agreement. As a result, CSG will no longer create and/or deliver physical CD Rom/DVDs for Customer’s production reports and will no longer be obligated to retain and distribute CD Rom/DVDs produced prior to the Effective Date.

2.	CSG will retain Customer’s production report data for a period of ***-******* ****** ***** **** from creation of such production report in order for CSG to provide Support Services pursuant to the Agreement.

3.	Currently, CSG provides each Customer’s production report data to such Customer’s designated third party vendor via an SFTP ** ** ********** ****** ** ******** ** ***. Upon reasonable advance notice from Customer, CSG shall provide such production report data, at Customer’s direction, either to an alternative third party vendor of Customer’s choice or directly to Customer. If Customer elects to use a CSG web reporting application for report archiving, *** *** ******** **** ******* ** ********* ** *** ********* ***/** ********* ** **** ** ********* *** ******* **** ********.

4.	Customer desires to receive an additional Advanced ******** File Report. As a result, for the Monthly Fees specified in Schedule F of the Agreement, the ***** **** ******* ** ******** **** ******, ****-*** Monthly Monetary Transaction Activity report,” will be deployed and available to Customer as the ***** ******** Report for Customer’s ***** *** schemas.

5.	Customer may make requests to CSG for additional ******** Reports, from time to time. Any such additional ******** Reports will be subject to the fees specified in Scheduled F of the Agreement and will be implemented upon the parties’ execution of Letters of Authorization (“LOAs”) or Statement of Work (“SOW”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed and effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Frank Boncimino	By:	/s/ Joe Ruble
Name: Title: Date:	Frank Boncimino SVP, Chief Information Officer December 16, 2010	Name: Title: Date:	Joe Ruble EVP-General Counsel 12-27-10

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS

NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES